EXHIBIT 1


                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                   SCHEDULE 13D
                    Under the Securities Exchange Act of 1934
                                (Amendment No. 4)

                       Santa Anita Realty Enterprises, Inc.
                          Santa Anita Operating Company

                                 (Name of Issuer)

                                   Common Stock
                        (Titles of Classes of Securities)

                                    801209206
                                    801212101
                                 (CUSIP Numbers)

                                W. Edward Scheetz
                      c/o Apollo Real Estate Advisors, L.P.
                           1301 Avenue of the Americas
                             New York, New York 10019
                            Telephone: (212) 261-4000
                  (Name, Address and Telephone Number of Person
                Authorized to Receive Notices and Communications)

                                 With a copy to:

                              Patrick J. Foye, Esq.
                     Skadden, Arps, Slate, Meagher & Flom LLP
                                 919 Third Avenue
                                New York, NY 10022
                            Telephone: (212) 735-2274


                                  April 3, 1997
             (Date of Event which Requires Filing of this Statement)

                   If the filing person has previously filed a statement on Schedule 13G to report the acquisition which is the subject of this Schedule 13D, and is filing this statement because of Rule 13d-1(b)(3) or (4), check the following box: [ ]

                   Check the following box if a fee is being paid with the statement: [ ]







                                   SCHEDULE 13D

         CUSIP No.

         --------------------------------------------------------------

         1     NAME OF REPORTING PERSON
                   S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

                   APOLLO REAL ESTATE INVESTMENT FUND II, L.P.

         --------------------------------------------------------------
         2    CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP  (a) [X]
                                                                (b) [_]
         --------------------------------------------------------------
         3    SEC USE ONLY
         --------------------------------------------------------------
         4    SOURCE OF FUNDS
              AF
         --------------------------------------------------------------
         5    CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
              PURSUANT TO ITEMS 2(d) or 2(e)                        [_]

         --------------------------------------------------------------
         6    CITIZENSHIP OR PLACE OF ORGANIZATION
              Delaware
         --------------------------------------------------------------
                   NUMBER OF           7    SOLE VOTING POWER
                   SHARES                   0
                   BENEFICIALLY
                   OWNED BY       -------------------------------------
                   EACH                8    SHARED VOTING POWER
                   REPORTING                989,900
                   PERSON         -------------------------------------
                   WITH                9    SOLE DISPOSITIVE POWER
                                            0
                                  -------------------------------------
                                       10   SHARED DISPOSITIVE POWER
                                            989,900
         --------------------------------------------------------------
         11   AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING
              PERSON
              989,900
         --------------------------------------------------------------
         12   CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES
              CERTAIN SHARES                                      [_]
         --------------------------------------------------------------
         13   PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
              8.6% of Realty; 8.7% of Operating
         --------------------------------------------------------------
         14   TYPE OF REPORTING PERSON
              PN
         --------------------------------------------------------------





                             SCHEDULE 13D


         CUSIP No.

         --------------------------------------------------------------

         1    NAME OF REPORTING PERSON
              S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

                   APOLLO REAL ESTATE ADVISORS II, L.P.

         --------------------------------------------------------------
         2    CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP  (a) [X]
                                                                (b) [_]
         --------------------------------------------------------------
         3    SEC USE ONLY
         --------------------------------------------------------------
         4    SOURCE OF FUNDS
              WC, OO
         --------------------------------------------------------------
         5    CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
              PURSUANT TO ITEMS 2(d) or 2(e)                        [_]

         --------------------------------------------------------------
         6    CITIZENSHIP OR PLACE OF ORGANIZATION
              Delaware
         --------------------------------------------------------------
                   NUMBER OF           7    SOLE VOTING POWER
                   SHARES                   0
                   BENEFICIALLY
                   OWNED BY       -------------------------------------
                   EACH                8    SHARED VOTING POWER
                   REPORTING                989,900
                   PERSON         -------------------------------------
                   WITH                9    SOLE DISPOSITIVE POWER
                                            0
                                  -------------------------------------
                                       10   SHARED DISPOSITIVE POWER
                                            989,900
         --------------------------------------------------------------
         11   AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING
              PERSON
              989,900
         --------------------------------------------------------------
         12   CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES
              CERTAIN SHARES                                        [_]
         --------------------------------------------------------------
         13   PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
              8.6% of Realty; 8.7% of Operating
         --------------------------------------------------------------
         14   TYPE OF REPORTING PERSON
              PN
         --------------------------------------------------------------





                                   SCHEDULE 13D


         CUSIP No.
         ---------------------------------------------------------------
         1    NAME OF REPORTING PERSON
              S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

              KOLL ARCADIA INVESTORS, LLC

         --------------------------------------------------------------
         2    CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP  (a) [X]
                                                                (b) [_]
         --------------------------------------------------------------
         3    SEC USE ONLY
         --------------------------------------------------------------
         4    SOURCE OF FUNDS
              AF
         --------------------------------------------------------------
         5    CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
              PURSUANT TO ITEMS 2(d) or 2(e)                        [_]

         --------------------------------------------------------------
         6    CITIZENSHIP OR PLACE OF ORGANIZATION
              Delaware
         --------------------------------------------------------------
                   NUMBER OF           7    SOLE VOTING POWER
                   SHARES                   0
                   BENEFICIALLY
                   OWNED BY        ------------------------------------
                   EACH                8    SHARED VOTING POWER
                   REPORTING                989,900
                   PERSON         -------------------------------------
                   WITH                9    SOLE DISPOSITIVE POWER
                                            0
                                  -------------------------------------
                                       10   SHARED DISPOSITIVE POWER
                                            989,900
         --------------------------------------------------------------
         11   AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING
              PERSON
              989,900
         --------------------------------------------------------------
         12   CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES
              CERTAIN SHARES                                        [_]
         --------------------------------------------------------------
         13   PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
              8.6% of Realty; 8.7% of Operating
         --------------------------------------------------------------
         14   TYPE OF REPORTING PERSON
              OO
         --------------------------------------------------------------





                                   SCHEDULE 13D


         CUSIP No.
         --------------------------------------------------------------
         1    NAME OF REPORTING PERSON
              S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

              KOLL ARCADIA LLC

         --------------------------------------------------------------
         2    CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP  (a) [X]
                                                                (b) [_]
         --------------------------------------------------------------
         3    SEC USE ONLY
         --------------------------------------------------------------
         4    SOURCE OF FUNDS
              WC
         --------------------------------------------------------------
         5    CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
              PURSUANT TO ITEMS 2(d) or 2(e)                        [_]
         --------------------------------------------------------------
         6    CITIZENSHIP OR PLACE OF ORGANIZATION
              Delaware
         --------------------------------------------------------------
                   NUMBER OF           7    SOLE VOTING POWER
                   SHARES                   0
                   BENEFICIALLY
                   OWNED BY       -------------------------------------
                   EACH                8    SHARED VOTING POWER
                   REPORTING                989,900
                   PERSON         -------------------------------------
                   WITH                9    SOLE DISPOSITIVE POWER
                                            0
                                  -------------------------------------
                                       10   SHARED DISPOSITIVE POWER
                                            989,900
         --------------------------------------------------------------
         11   AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING
              PERSON
              989,900
         --------------------------------------------------------------
         12   CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES
              CERTAIN SHARES                                        [_]
         --------------------------------------------------------------
         13   PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
              8.6% of Realty; 8.7% of Operating
         --------------------------------------------------------------
         14   TYPE OF REPORTING PERSON
              OO
         --------------------------------------------------------------








                   This Amendment No. 4 amends and supplements the following Items of the Schedule 13D, as amended (the "Schedule 13D"), of Apollo Real Estate Advisors II, L.P., Apollo Real Estate Investment Fund II, L.P., Koll Arcadia Investors, LLC and Koll Arcadia LLC originally filed on October 24, 1996 with the Securities and Exchange Commission with respect to the Paired Common Stock of Santa Anita Realty Enterprises, Inc. and Santa Anita Operating Company. Unless otherwise indicated, all capitalized terms used but not defined herein have the meanings set forth in the Schedule 13D.


         Item 4.  Purpose of Transaction.

                   Item 4 is hereby amended to include the following:

                   On April 3, 1997, at the request of Morgan Stanley & Co. Incorporated, financial advisors to the Companies ("Morgan Stanley"), representatives of KAI and Colony and, at the request of KAI and Colony, Gotham and Franklin Mutual Advisers, Inc. ("Franklin"), participated in a conference telephone call with representatives of Morgan Stanley in connection with the proposed Recapitalization. Representatives of Morgan Stanley had previously encouraged representatives of KAI and Colony to resubmit and possibly revise their previously submitted recapitalization proposal which expired by its terms on March 28, 1997. In response to this encouragement, representatives of KAI and Colony separately indicated that they are continuing to review and evaluate their respective proposals.
         Representatives of KAI and Colony noted that they are presently in discussions with representatives of Franklin with respect to a proposed





         forward purchase agreement relating to the purchase by Franklin of equity of the LLCs in the event a transaction with the Companies were consummated. In addition, each participant expressed to Morgan Stanley (i) its desire for a rapid and definitive resolution, (ii) its concern regarding the Companies' ability to conclude a transaction (other than the Recapitalization) that would garner significant shareholder support and (iii) its present intention to support the Recapitalization proposal (as it may be revised to include Franklin's participation) due to its belief as a significant shareholder of the Companies that it is in the best interest of the Companies. There can be no assurance that any agreement involving Franklin and KAI or Colony will be reached or as to the terms thereof.

                   None of KAI, Colony, Gotham nor Franklin has authorized any party to act as its agent and none of them is intending to create any agency, partnership or similar relationship among themselves. No voting arrangement or understanding exists between such parties in connection with their securities of the Companies.





                                  SIGNATURE

                   After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

         Dated:    April 3, 1997


                             APOLLO REAL ESTATE INVESTMENT FUND II, L.P.

                               By:  Apollo Real Estate Advisors II, L.P.
                                       Managing Member

                               By:  Apollo Real Estate Capital Advisors
                                    II, Inc.
                                    General Partner


                                  By: /s/ Michael D. Weiner
                                  Name:   Michael D. Weiner
                                  Title:  Vice President,
                                       Apollo Real Estate
                                       Capital Advisors II, Inc.


                             APOLLO REAL ESTATE ADVISORS II, L.P.

                               By:  Apollo Real Estate Capital Advisors
                                    II, Inc.
                                    General Partner


                                  By: /s/ Michael D. Weiner
                                  Name:   Michael D. Weiner
                                  Title:  Vice President,
                                       Apollo Real Estate
                                       Capital Advisors II, Inc.


                             KOLL ARCADIA INVESTORS, LLC

                               By:  Apollo Arcadia LLC
                                    Member


                                  By: /s/ Michael D. Weiner
                                  Name:   Michael D. Weiner


                             KOLL ARCADIA LLC

                               By:  /s/ James C. Watson
                               Name:    James C. Watson